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                                                                    EXHIBIT 99.2

                          CITIZENS COMMUNICATIONS COMPANY
                         NOTICE OF GUARANTEED DELIVERY

                             OFFER TO EXCHANGE ITS
                          6.375% SENIOR NOTES DUE 2004
                          7.625% SENIOR NOTES DUE 2008
                          9.00% SENIOR NOTES DUE 2031
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                          6.375% SENIOR NOTES DUE 2004
                          7.625% SENIOR NOTES DUE 2008
                          9.00% SENIOR NOTES DUE 2031
              PURSUANT TO THE PROSPECTUS, DATED             , 2001

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Citizens Communications Company, a Delaware corporation (the
"Company"), made pursuant to the Prospectus dated       , 2001 (the
"Prospectus"), if certificates for the outstanding 6.375% Senior Notes due 2004 of the Company (the "2008 Notes"), 7.625% Senior Notes due 2008 of the Company (the "2008 Notes") and 9.00% Senior Notes due 2031 (the "2031 Notes," together with the 2004 Notes and the 2008 Notes, the "Initial Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Chase Manhattan Bank (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Initial Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                            THE CHASE MANHATTAN BANK

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      BY REGISTERED OR CERTIFIED MAIL:                           BY HAND:

          The Chase Manhattan Bank                       The Chase Manhattan Bank
        55 Water Street, Second Floor                  55 Water Street, Second Floor
          Room 234 - North Building                      Room 234 - North Building
             New York, NY 10041                             New York, NY 10041
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                            FACSIMILE TRANSMISSION:
                          (ELIGIBLE INSTITUTIONS ONLY)

                        (212) 638-7380 or (212) 638-7381

                             CONFIRM BY TELEPHONE:
                          Victor Matis (212) 638-0459

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

    The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Initial Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

    The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on             , 2001, unless extended
by the Company. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.

    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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                 SIGNATURES                       Principal amount of 2004 Notes:

                                                  Exchanged: $
             SIGNATURE OF OWNER                   Certificate Nos. of 2004 Notes (if
                                                  available)
   SIGNATURE OF OWNER (IF MORE THAN ONE)
                                                  Total $

Dated:  , 2001                                    Principal amount of 2008 Notes: Name(s):
Name(s):                                          Exchanged: $
               (PLEASE PRINT)                     Certificate Nos. of 2008 Notes (if
                                                  available)
Address:
                                                  Total $
             (INCLUDE ZIP CODE)                   Principal amount of 2031 Notes:

                                                  Exchanged: $
Area Code and Telephone No.:                      Certificate Nos. of 2031 Notes (if
                                                  available)
Capacity (full title), if signing in a
representative capacity:

                                                  Total $
 Taxpayer Identification or Social Security       IF INITIAL NOTES WILL BE DELIVERED BY
                    No.:                          BOOK-ENTRY TRANSFER, PROVIDE THE DEPOSITORY
                                                  TRUST COMPANY ("DTC") ACCOUNT NO.:

                                                  Account No.:
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                                 GUARANTEE OF
DELIVERY
                      (NOT TO BE USED FOR SIGNATURE
GUARANTEE)

    The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a clearing agency, insured credit union, a savings association or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Initial Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Initial Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange
Offer--Guaranteed Delivery Procedures "section of the
Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.
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Name: __________________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Area Code and Telephone No.:

________________________________________________________________________________
                              AUTHORIZED SIGNATURE

Name ___________________________________________________________________________
                              PLEASE TYPE OR PRINT

Title __________________________________________________________________________

Dated ____________________________,2001

NOTE: DO NOT SEND INITIAL NOTE CERTIFICATES WITH THIS FORM. CERTIFICATES FOR
      INITIAL NOTES SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL.

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